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                                                                 ARTHUR ANDERSEN


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-73568 for Hartford Life and Annuity Insurance Company Separate Account One on Form N-4.

                                                         /s/ Arthur Andersen LLP
Hartford, Connecticut
September 20, 2000